File Number:  0-29174

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 28, 2010
(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 6505 Kaiser Drive Fremont, California 94555 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2010, Logitech International S.A. issued a press release regarding its financial results for the quarter and year ended March 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1	Press release issued on April 28, 2010 including financial results for the quarter and year ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.
/s/ Gerald P. Quindlen

Gerald P. Quindlen
President and Chief Executive Officer

/s/ Erik K. Bardman
Erik K. Bardman
Senior Vice President of Finance and Chief Financial Officer

April 29, 2010